                                                                    EXHIBIT 99.2

                                URS CORPORATION

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
              TENDER OF OUTSTANDING 11 1/2% SENIOR NOTES DUE 2009
                                IN EXCHANGE FOR
       11 1/2% SENIOR NOTES DUE 2009, REGISTERED UNDER THE SECURITIES ACT

     This form or one substantially equivalent hereto must be used to accept the exchange offer of URS Corporation (the "Company") made pursuant to the
prospectus, dated           , 2002 (the "Prospectus"), if certificates for the
outstanding 11 1/2% Senior Notes due 2009 of the Company (the "Outstanding Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York
time, on           , 2002 (the "Expiration Date"). Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to U.S. Bank, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the exchange offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as certificates for all physically tendered Outstanding Notes, in proper form for transfer, or a book-entry confirmation of transfer of the Outstanding Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as applicable, and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. See "Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                                U.S. BANK, N.A.

  By Registered or Certified                 By Facsimile:               By Hand/Overnight Delivery:
              Mail:

        U.S. BANK, N.A.                     U.S. BANK, N.A.                    U.S. BANK, N.A.
      180 E. FIFTH STREET                 180 E. FIFTH STREET                180 E. FIFTH STREET
   ST. PAUL, MINNESOTA 55101           ST. PAUL, MINNESOTA 55101          ST. PAUL, MINNESOTA 55101
    ATTENTION: FRANK LESLIE             ATTENTION: FRANK LESLIE            ATTENTION: FRANK LESLIE
                                          FAX: (651) 244-0711
                                 (Eligible Guarantor Institutions Only)
                                        To Confirm by Telephone
                                        or for Information Call:
                                             (651) 244-8677

DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY.

     This Notice of Guaranteed delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Guarantor Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to URS Corporation the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the heading "The Exchange Offer -- Guaranteed Delivery Procedures."

                   DESCRIPTION OF OUTSTANDING NOTES TENDERED
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
                        (1)                                                         (2)                    (3)
            NAME(S) AND ADDRESS(ES) OF                                      AGGREGATE PRINCIPAL
               REGISTERED HOLDER(S)                                        AMOUNT OF OUTSTANDING     PRINCIPAL AMOUNT
            (PLEASE FILL IN, IF BLANK)               CERTIFICATE NUMBER*            NOTE                TENDERED**
--------------------------------------------------- ---------------------- ---------------------- ----------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                    ---------------------------------------------------------------

                                                                                   Total:
------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by holders who tender by book-entry transfer.
 ** Outstanding Notes tendered by must be in denominations of $1,000 principal amount and any integral multiple thereof. Unless otherwise indicated in column 3, a holder will be deemed to have tendered ALL of the Outstanding Notes represented by the certificate(s) listed in column 1.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

     Must be signed by the registered holder(s) exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for the Outstanding Notes tendered or on the register of holders maintained by URS Corporation or its agents. If the signature below is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or another acting in a similar fiduciary or representative capacity, please set forth the signer's full title. If Outstanding Notes will be delivered by book-entry transfer to DTC, please provide account number.

X
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X
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                  SIGNATURE(S) OF HOLDER(S)
Name(s):
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                         PLEASE PRINT
Capacity (full title):
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Address:
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DTC Account Number:
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Telephone:
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Dated: ____________________ , 200_

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

Name of Firm:
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                     AUTHORIZED SIGNATURE
Address:
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Title:
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Name:
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Telephone:
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Dated:
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NOTE:  DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM.
       CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                        3